SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 2004
                              _____________________


                         TEL-INSTRUMENT ELECTRONICS CORP
             (Exact name of registrant as specified in its charter)


         New Jersey                      33-18978                 22-1441806
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)


              728 Garden St
          Carlstadt, New Jersey                          (201) 933-1600
          (Address of principal                  (Registrant's telephone number,
           executive offices)                          including area code)




                                 Not Applicable

         (Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure.

     On August 16, 2004, Tel-Instrument Electronics Corp issued a press release announcing its results for the quarter ended June 30, 2004. A copy of this press release is attached hereto.


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                                               TEL-INSTRUMENT ELECTRONICS CORP


Date:  August 16, 2004                         By   /s/ Harold K. Fletcher
                                                    ----------------------------
                                                    /s/ Harold K. Fletcher
                                                    Chairman and President